FIRST QUARTER 2026 TRINITYCAPITAL.COM NASDAQ: TRIN INVESTOR PRESENTATION

FORWARD-LOOKING STATEMENTS | DISCLAIMER Trinity Capital Inc. (the “Company”) cautions that this presentation may contain forward-looking statements that are based on current expectations and assumptions about future events, and which are not based in historical fact. The forward-looking statements in this presentation are based on current conditions as of the date of this presentation, and include, but are not limited to, statements regarding our financial objectives, beliefs, strategies, anticipated future operating results and cash flows, operating expenses, investment originations and performance, available capital, and payment of future dividends and stockholder returns. Although our management believes that the expectations reflected in any forward-looking statements are reasonable, actual results could differ materially from those expressed or implied in the forward-looking statements. By their nature, these forward-looking statements involve numerous assumptions, uncertainties and risks, both general and specific. The risk exists that these statements may not be fulfilled. We caution readers of this presentation not to place undue reliance on these forward-looking statements, as a number of factors could cause future Company results to differ materially from these statements. Forward-looking statements may be influenced in particular by factors such as fluctuations in interest rates and stock indices, the effects of competition in the areas in which we operate, and changes in economic, political and regulatory conditions. When relying on forward-looking statements to make decisions, investors should carefully consider the aforementioned factors as well as other uncertainties and events. Historical results discussed in this presentation are not indicative of future results. The information disclosed in this presentation is made as of the date hereof and reflects Trinity Capital Inc.’s current assessment of its financial performance for the most recent period reported. Actual financial results filed with the Securities and Exchange Commission in the future may differ from those contained herein in the event of additional adjustments recorded prior to the filing of its financial statements. The information contained in this presentation should be viewed in conjunction with Trinity Capital Inc.'s most recently filed Quarterly Report on Form 10-Q, Annual Report on Form 10-K or Prospectuses. We undertake no obligation to update the information contained herein to reflect subsequently occurring events or circumstances, except as required by applicable securities laws and regulations. This presentation does not constitute a prospectus and should under no circumstances be understood as an offer to sell or the solicitation of an offer to buy our common stock or any other securities nor will there be any sale of the common stock or any other securities referred to in this presentation in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. Nothing in these materials should be construed as a recommendation to invest in any securities that may be issued by Trinity Capital Inc. or as legal, accounting or tax advice.

Company Overview

Historical information includes information and data related to Trinity Capital's predecessor funds, the first of which was launched in 2008, through March 31, 2026. The predecessor funds were merged with and into Trinity Capital on January 16, 2020, immediately after which Trinity Capital began operating as a business development company. Includes the fair value of assets managed by Trinity Capital through Senior Credit Corp 2022 LLC, Eagle Point Trinity Senior Secured Lending Company (fka EPT 16 LLC), Trinity Capital Adviser LLC, and Direct Lending 2025 LLC as of March 31, 2026. Based on the closing price of TRIN of $16.81 on May 4, 2026. Fair value as of March 31, 2026. Annualized based on the $0.17 monthly dividend per share paid in Q1 2026 and a closing stock price of $14.71 on March 31, 2026. Includes $19.6 million of cash and cash equivalents and $262.5 million of available borrowing capacity on our KeyBank Credit Facility. Excludes capital raised by Senior Credit Corp 2022 LLC and funds managed by our wholly owned RIA subsidiary, Trinity Capital Adviser LLC. Credit ratings assigned by Egan-Jones, Morningstar DBRS, and Moody’s, respectively, which are independent, unaffiliated rating agencies. A credit rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time. There can be no assurance that this rating will remain for any given period of time. TRINITY CAPITAL OVERVIEW Diversified financial solutions to growth-stage companies | NASDAQ – TRIN, TRINZ, TRINI 18+ YEAR TRACK RECORD(1) MARKET CAP / DIVIDEND YIELD PORTFOLIO(4) LIQUIDITY(4) $5.7B Fundings 470 Investments 279 Exits $2.9B Assets Under Management(2) $1.5B Market Cap(3) $1,900.2M Secured Loans 95 Companies $282.1M Available Liquidity(6) $13.27 NAV per share(4) $329.3M Equipment Financings 22 Companies BBB, BBB(low), Baa3 Investment Ratings(7) 13.9% Annualized Dividend Yield (5) $254.1M Equity & Warrants 154 Companies 115% Net Debt-to-Equity

The trinity platform Unique and differentiated structure: publicly traded, internally managed BDC operating five complementary lending verticals – supplemented by strategic, value-add joint ventures and a managed funds platform TECH LENDING EQUIPMENT FINANCE LIFE SCIENCES SPONSOR FINANCE Trinity Capital Inc. - Publicly Traded Business Development Company (“BDC”) Nasdaq: TRIN Trinity Capital Adviser, LLC Managed Funds Subsidiary Wholly owned investment advisor subsidiary generates management fees and incentive fees by advising managed funds ASSET BASED LENDING Senior Credit Corp 2022 LLC Joint Venture Vehicle that co-invests alongside, and is owned 12.5% by, TRIN Direct Lending 2025 LLC Joint Venture Eagle Point Trinity Senior Secured Lending Company Perpetual Private BDC Trinity Capital SBIC LP Third vintage, closed-end drawdown fund Potential Additional Managed Funds Private Funds, SMAs, Co-Investments, etc. CSWC Joint Venture Lower Middle Market JV 50/50 joint venture with Capital SW investing primarily in first-out senior secured debt

TRINITY’S COMPLEMENTARY VERTICALS Diversified across investment type, transaction size, industry and geography UP TO $100M Diverse business verticals with largest credit exposure less than 4% of total debt investments (as of March 31, 2026) PLATFORM TRANSACTION SIZE TECH LENDING EQUIPMENT FINANCE LIFE SCIENCES ASSET BASED LENDING SPONSOR FINANCE Senior secured term loans to institutionally backed technology companies Financing mission-critical manufacturing equipment and hard assets Senior secured term loans for growth capital to commercial stage life sciences companies Asset-based lending to bankruptcy-remote SPVs Enterprise value secured term loans to private equity-backed growth companies

Aligned interests between employees and shareholders Management company and a pool of diversified assets Diversification across investment type, industry and geography Robust & scalable systems for origination, underwriting & monitoring WHY TRINITY CAPITAL? With unique capitalization and diversified businesses, we aim to provide investors with stable and consistent returns by offering access to private credit market INTERNALLY MANAGED BDC DIVERSIFIED BUSINESS VERTICALS EXPERIENCED TEAM WITH A 18+ YEAR TRACK RECORD We maintain full ownership and control of our deal pipeline 100+ dedicated professionals with a unique culture built over 18+ years

TRINITY’s ORIGINATION CAPABILITIES First-call relationships with top industry partners cultivated over decades of experience Indicative Annual Pipeline Origination Pipeline: Initial Screen Exploratory Due Diligence & Underwriting Credit Review, IC Approval, & Commitment Funded 60+ Investment professionals delivering our partnership-oriented approach Strategically located team in key markets relevant to Trinity’s five lending verticals An origination machine 18 years in the making Thoughtful relationships deliver robust deal flow Leading relationships with like-minded venture and growth stage private equity firms Strong long-term partnerships with tech banks, CFOs & service providers Deep set of established intercreditor agreements Robust working relationships with top market share banks who cater to PE/VC companies Engineering and technical experience, with proven workout & restructuring capabilities

UNDERWRITING APPROACH + RISK MITIGATION Disciplined investment approach keeps our annualized loss rate at 25 bps, which is more than offset by realized gains on warrant and equity investments (1) Investor Syndicate Fund Vintage & Dry Capital Industry & Start-up Experience Board of Directors Make-up Revenue & Gross Margins Business Model Product Differentiation Market Potential Collateral Cash Life CAPITALIZATION MANAGEMENT FINANCIALS PRODUCT & MARKET DEBT STRUCTURE Includes historical information of Trinity Capital's predecessor funds, the first of which was launched in 2008, through March 31, 2026. Past performance is not indicative of future results. Investment results may vary significantly over any given time period.

TECH LENDING Senior secured term loans to institutionally-backed technology companies TERM LOANS SECURED LOANS Lien on all assets including IP BACKED BY INSTITUTIONAL CAPITAL Companies have raised significant equity GROWTH CAPITAL Debt proceeds used to fuel growth and scale business SELECT EXAMPLES WHOOP is a leading designer for wearable health and fitness trackers that capture biometric data shown to have the most impact on your health. Investor Syndicate SoftBank Vision Fund, IVP, Cavu Ventures, NextView Ventures Tilt *Formerly Empower Finance is helping people find financial security through machine learning models that evaluate creditworthiness. Investor Syndicate Sequoia Capital, Blisce, Icon Ventures, Initialized Capital

EQUIPMENT Finance Financing mission-critical manufacturing equipment and hard assets EQUIPMENT FINANCINGS COMPANIES WITH CAPEX REQUIREMENTS Mission-critical hard assets JUST-IN-TIME CAPITAL Available as needed to meet growing equipment needs EQUIPMENT COLLATERAL Secured by perfected lien on equipment collateral RocketLab delivers reliable launch services, spacecraft components, satellites and other spacecraft to make it faster and easier to access space. Investor Syndicate BlackRock, Space Capital, Vector Capital Athletic Brewing brews great tasting Non-Alcoholic Craft Beer made with high-quality, all-natural ingredients and low calories for the active lifestyle. Investor Syndicate General Atlantic, Alliance Consumer Growth, TRB Advisors SELECT EXAMPLES

Life sciences Senior secured term loans for growth capital to commercial stage life sciences companies TERM LOANS SECURED LOANS Lien on all assets including IP STRONG CLINICAL DATA PROFILE Established or clear “line of sight” to favorable reimbursement REGULATORY COMPLIANCE Companies received regulatory (FDA or EMA) approval or late-stage clinical trials Shoulder Innovations is a shoulder arthroplasty-focused medical device company that designs and commercializes products improving patient care and reducing costs. Investor Syndicate Gilde Healthcare Partners, US Venture Partners, Lightstone CMR Surgical is a global medical devices company dedicated to transforming surgery to provide an optimal tool to make robotic minimal access surgery accessible and affordable. Investor Syndicate Softbank, Ally Bridge, Cambridge Innovation Capital SELECT EXAMPLES

Asset based lending Asset-based lending to bankruptcy-remote SPVs REVOLVING CREDIT LINES REVOLVING CREDIT LINE Based on eligible assets in SPV BACKED BY INSTITUTIONAL CAPITAL Companies have raised significant equity ASSET-BACKED COLLATERAL Borrowing base is comprised of cash flow positive assets Parafin empowers small businesses by providing customized, embedded financial products through on-demand marketplaces, point-of-sales solutions, and vertical SaaS. Investor Syndicate GIC, Thrive Capital, Ribbit Capital ALT provides a digital marketplace and secured custody for dealers and collectors to trade, borrow, and obtain liquidity for collectibles and alternative assets. Investor Syndicate 776, Accomplice, First Round SELECT EXAMPLES

Sponsor finance Enterprise value secured term loans to private equity-backed growth companies TERM LOANS SECURED LOANS Lien on all assets including IP MAJORITY CONTROL BY PRIVATE EQUITY Significant cash equity cushion relative to senior debt ESTABLISHED BUSINESSES Well-positioned and growing at above market rate, with a fully funded plan Renalogic provides support for their members by identifying chronic kidney disease (CKD) risks, providing clinical interventions and managing healthcare costs. Investor Syndicate Carrick Capital Partners Rentsync revolutionizes rental management with a platform to streamline workflows, engage tenants, and maximize property potential with confidence. Investor Syndicate Silversmith Capital Partners SELECT EXAMPLES

Financial highlights

Most of Trinity’s unfunded commitments are conditional, subject to additional lending provisions, and generally dependent upon the portfolio company reaching certain milestones before the commitment becomes available. The Company had unconditional unfunded commitments of $72.8M to eleven portfolio companies as of March 31, 2026. Includes the fair value of assets managed by Trinity Capital through Senior Credit Corp 2022 LLC, Eagle Point Trinity Senior Secured Lending Company, Trinity Capital Adviser LLC, and Direct Lending 2025 LLC as of March 31, 2026. Effective yield for Trinity Capital includes fees and accelerated income from prepayments but excludes fees earned from Senior Credit Corp 2022 LLC and is calculated based on the daily weighted average debt investments at cost. Core yield for Trinity Capital excludes fees and accelerated income from prepayments. Q1 2026 HIGHLIGHTS ROBUST EARNINGS LEADING ORIGINATIONS PLATFORM PORTFOLIO ASSETS $44.5M Net Investment Income (“NII”) 11.6% Net Interest Margin (“NIM”) $90.1M Total Investment Income $0.53 Net Investment Income (“NII”) per share $395.2M Debt & equity commitments in 1Q26 $306.3M Debt & equity fundings in 1Q26 $1,242.3 Unfunded commitments (1) as of 3/31/2026 10 New portfolio companies funded in 1Q26 $2,246.3M Total Debt Investments (at cost) $2,468.4M Total Investments (at cost) $2,908.5M Total Platform Assets Under Management (2) (at fair value) 15.8% Effective Yield (3) 13.6% Core Yield (4)

Solid shareholder returns 26 straight quarters of a consistent regular dividend 13.9% annualized total dividend yield (1) Annualized based on the $0.17 monthly dividend per share paid in Q1 2026 and a closing stock price of $14.71 on March 31, 2026. Represents dividends declared as of March 31, 2026, and excludes dividends expected to be declared in future periods. Regular dividend coverage of 103.9% based on 1Q26 NII per share $68.5M of undistributed income as of March 31, 2026 (2)

General and administrative expense includes excise tax expense and is net of expenses allocated to Trinity Capital Adviser LLC. QUARTERLY INCOME STATEMENT For the three months ended For the three months ended (In thousands, except per share amounts) 03/31/2026 12/31/2025 09/30/2025 06/30/2025 03/31/2025 Total Investment Income $ 90,129 $ 83,235 $ 75,550 $ 69,483 $ 65,385 Interest expense and other debt financing costs 24,104 23,884 20,981 18,044 17,656 Compensation and benefits 17,270 14,880 13,388 12,489 10,645 General and administrative (1) 4,268 4,545 4,215 4,146 4,701 Total Operating Expenses 45,641 43,309 38,584 34,679 33,002 Net Investment Income (NII) 44,488 39,926 36,966 34,804 32,383 Net Realized Gain / (Loss) from Investments (9,930) (33,886) (20,025) (8,262) (2,154) Net Change in Unrealized Appreciation / (Depreciation) from Investments (4,726) 33,421 10,704 14,872 (3,142) Net Increase (Decrease) in Net Assets from Operations $ 29,832 $ 39,461 $ 27,645 $ 41,414 $ 27,087 Net Investment Income (NII) per Share – Basic $0.53 $0.52 $0.52 $0.53 $0.52 Net Increase (Decrease) in Net Assets resulting from Operations per Share – Basic $0.36 $0.51 $0.39 $0.63 $0.43 Weighted Average Shares Outstanding – Basic 83,643 77,026 71,468 65,912 62,556

Income source & portfolio yield trends Includes fees and dividend income earned from Senior Credit Corp 2022 LLC, Eagle Point Trinity Senior Secured Lending Company and Direct Lending 2025 LLC. Effective yield includes fees and accelerated income from prepayments but excludes fees earned from Senior Credit Corp 2022 LLC and is calculated based on the daily weighted average debt investments at cost. Core yield excludes fees and accelerated income from prepayments. (2) (3) (1)

Nii returns and use of leverage Delivering strong returns through effective use of leverage NII return on average equity (ROAE) is calculated as NII divided by average net assets for period. NII return on average assets (ROAA) is calculated as NII divided by average assets for the period. Net leverage ratio is calculated as outstanding principal of borrowings less cash and cash equivalents divided by net assets as of the end of the period.

Net investment income (NII) per share bridge

QUARTERLY balance sheet For the three months ended For the three months ended (In thousands, except per share amounts) 03/31/2026 12/31/2025 9/30/2025 06/30/2025 03/31/2025 Assets Total investments at fair value $2,483,554 $2,418,075 $2,192,361 $1,978,330 $1,792,689 Cash and cash equivalents 19,631 19,110 9,467 26,251 8,386 Interest Receivable 18,074 19,031 19,464 17,664 16,626 Other Assets 34,573 28,303 25,643 22,779 39,575 Total Assets $2,555,832 $2,484,519 $2,246,935 $2,045,024 $1,857,276 Liabilities Secured Debt, net of unamortized deferred financing cost(1) $626,167 $572,433 $481,600 $483,000 $392,000 Unsecured Notes, net of unamortized deferred financing costs and premium/discount(2) 722,608 721,763 693,041 569,808 566,954 Distribution Payable - 41,574 38,244 35,483 32,579 Security Deposits 2,234 3,008 4,413 5,918 7,015 Accounts payable, accrued expenses, and other liabilities 38,568 51,742 31,373 27,247 25,333 Total Liabilities $1,389,577 $1,390,520 $1,248,671 $1,121,456 $1,023,881 Net Assets $1,166,255 $1,093,999 $998,264 $923,568 $833,395 Shares Outstanding 87,904 81,518 74,989 69,574 63,880 Net Assets per Share (NAV per share) $13.27 $13.42 $13.31 $13.27 $13.05 Includes the KeyBank Credit Facility and KeyBank Secured Term Loan Facility. Refer to the ‘Debt Capital Structure’ slide for further details. Includes the August 2026 Unsecured Notes, December 2026 Unsecured Notes, March 2029 Unsecured Notes, September 2029 Unsecured Notes, Series A Notes and July 2030 Notes. Refer to the ‘Debt Capital Structure’ slide for further details.

Net asset value (NAV) per share bridge Earnings and Distributions Investment Portfolio Performance Share Impact(1) Includes the impact of share activity and equity incentive plans.

Debt capital structure Diversified Borrowings ($ in millions) as of March 31, 2026 Funding Source Debt Commitment Outstanding Principal Stated Maturity Interest Rate Unsecured Notes: August 2026 Unsecured Notes $125.0 $125.0 August 24, 2026 4.375% December 2026 Unsecured Notes $75.0 $75.0 December 15, 2026 4.250% March 2029 Unsecured Notes (1) $142.2 $142.2 March 30, 2029 (1) 7.875% September 2029 Unsecured Notes (2) $122.2 $122.2 September 30, 2029 (2) 7.875% Series A Notes (3) $142.5 $142.5 Various (3) 7.54% to 7.66% (3) July 2030 Notes $125.0 $125.0 July 3, 2030 6.750% Secured Notes: KeyBank Term Loan Facility $200.0 $200.0 November 5, 2029 SOFR + 2.40% Bank Facility: KeyBank Credit Facility $690.0 $427.5 July 27, 2029 SOFR + 2.85% to 3.25% The March 2029 Unsecured Notes trade on the Nasdaq Global Select Market under the symbol “TRINZ” and are callable at par, in whole or in part, at any time on or after March 30, 2026. The September 2029 Unsecured Notes trade on the Nasdaq Global Select Market under the symbol “TRINI” and are callable at par, in whole or in part, at any time on or after September 30, 2026. The Series A Notes were issued on October 29, 2024, and include (i) $55.5 million of 7.54% Series A 2027 Notes due October 29, 2027, (ii) $73.0 million of 7.60% Series A 2028 Notes due October 29, 2028, and (iii) $14.0 million of 7.66% Series A 2029 Notes due October 29, 2029.

Portfolio highlights

Based on fair value as of March 31, 2026. Includes debt investments only. Consists of the fair value of our investments in Senior Credit Corp 2022 LLC, Eagle Point Trinity Senior Secured Lending Company, Trinity Capital Adviser LLC, and Direct Lending 2025 LLC as of March 31, 2026. The portfolio companies held within the multi-sector holdings investment portfolio represent a diverse set of geographic regions generally consistent with those in which we invest directly. PORTFOLIO DIVERSIFICATION Diversified across investment type, transaction size, industry and geography INVESTMENT TYPE(1) INDUSTRY TYPE(1) TRANSACTION SIZE(1)(2) GEOGRAPHIC ALLOCATION(1) 7.4% International 2.2% Multi-Sector Holdings(3)

Portfolio trends Mix of fixed and floating rate investments Strong asset diversification Based on outstanding principal. Based on fair value.

Disciplined credit rating Credit Risk Rating of Debt investments at Fair Value, 1Q 2025 – 1Q 2026 ($ in thousands)(1) Consistent and Disciplined Underwriting Standards The total fair value of debt investments excludes our debt investment in Senior Credit Corp 2022 LLC, which was $12.9 million as of March 31, 2026. (1) 1Q26 4Q25 3Q25 2Q25 1Q25 Very Strong Performance (4.0 – 5.0) $96,282 4.3% $101,432 4.6% $102,624 5.2% $97,881 5.4% $92,956 5.6% Strong Performance (3.0 – 3.9) $917,118 41.4% $740,303 33.8% $668,545 33.7% $589,329 32.4% $567,581 34.4% Performing (2.0 – 2.9) $1,147,127 51.8% $1,264,773 57.9% $1,148,937 57.9% $1,021,331 56.0% $928,455 56.1% Watch (1.6– 1.9) $31,708 1.4% $65,343 3.0% $42,811 2.2% $97,396 5.3% $50,072 3.0% Default/Workout (1.0 – 1.5) $24,393 1.1% $15,228 0.7% $20,739 1.0% $15,601 0.9% $15,156 0.9% Weighted Average 3.0 2.9 2.9 2.9 2.9

Based on outstanding principal of debt investments of which majority are at the current floor rate. Based on outstanding principal of borrowings. Interest rate sensitivity 82.5% floating rate debt investment portfolio as of March 31, 2026(1) 46.2% floating rate borrowings as of March 31, 2026(2)

HYPOTHETICAL WARRANT UPSIDE For Illustration Purposes Only 197 WARRANT POSITIONS in 127 Portfolio Companies HYPOTHETICAL MODELS of Potential Warrant Gains at 3/31/2026 GAAP fair value ~ $71.2 million GAAP cost ~ $53.8 million ~ $78.4 million in nominal exercise value Assume that only 50% of warrants will monetize Cost of exercised warrants is ~ $66.1 million Based on 87.9 million shares of common stock outstanding at 3/31/2026 2X MULTIPLE $78.4 million (2X) Potential gain of $12.3 million or $0.14 per share Proceeds of 3X MULTIPLE $117.7 million (3X) Potential gain of $51.6 million or $0.59 per share Proceeds of 4X MULTIPLE $156.9 million (4X) Potential gain of $90.8 million or $1.03 per share Proceeds of

Diversified portfolio Select List of Current & Historical Investments

Analyst coverage

Extensive industry analyst coverage Followed by eleven firms Paul Johnson (initiated coverage 2/23/2021) Finian O’Shea (initiated coverage 2/23/2021) Douglas Harter (initiated coverage 2/23/2021) Sean-Paul Adams (initiated coverage 9/16/22) Casey Alexander (initiated coverage 2/23/2021) Christopher Nolan (initiated coverage 2/23/2021) Mitchel Penn (initiated coverage 5/3/2021) John Hecht (initiated coverage 7/5/2023) Note: Trinity Capital is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Trinity Capital’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Trinity Capital or its management. Trinity Capital does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations. Brian McKenna (initiated coverage 12/7/2025) Erik Zwick (initiated coverage 12/11/2025) Mickey Schleien (initiated coverage 2/4/2026)

Supplemental information

REGULATION & STRUCTURE Trinity Capital Inc. is an Internally Managed BDC regulated under the 1940 Act and has elected to be treated as a RIC for Federal Income Tax Purposes beginning with its Taxable Year ending December 31, 2020 BUSINESS DEVELOPMENT COMPANY (BDC) REGULATED INVESTMENT COMPANY (RIC) Regulated by the SEC under the Investment Company Act of 1940 (the “1940 Act”) Leverage limited to approximately 2:1 debt-to-equity Investments are required to be carried at fair value Majority of Board of Directors must be independent Must offer managerial assistance to portfolio companies Must distribute at least 90% of taxable income as dividend distributions to shareholders, subject to approval by Board of Directors Mandates asset diversification Eliminates corporate taxation Allows for the retention of capital gains and/or spillover of taxable income